Managed Portfolio Series

Tortoise MLP & Pipeline Fund

Supplement dated August 1, 2022, to the Summary Prospectus
dated March 31, 2022, as amended
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Effective immediately the section entitled “Investment Adviser and Portfolio Managers” is hereby deleted and replaced with the following:

Investment Adviser and Portfolio Managers
TCA Advisors is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., and Stephen Pang. The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.

Each of Messrs. Kessens, Mick, Sallee and Thummel is a Managing Director and Senior Portfolio Manager of the Adviser.  Mr. Pang is a Managing Director and Portfolio Manager of the Adviser. Mr. Thummel is also Investment Strategist of the Adviser. Messrs. Kessens, Mick, Sallee, and Thummel have each been portfolio managers involved with managing the Fund since 2013. Mr. Pang has been a portfolio manager of the Fund since January 1, 2018.

This supplement should be retained with your Summary Prospectus.
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